 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2019

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On February 5, 2019, SPX FLOW, Inc. (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.
The press release incorporated by reference into this Item 2.02 contains disclosure regarding organic revenue growth (decline), defined as net revenue growth (decline) excluding the effects of (i) foreign currency fluctuations as well as (ii) the impact of the new revenue recognition standard which the Company adopted on a modified retrospective basis effective January 1, 2018. The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance because excluding the effect of currency fluctuations and the net impact related to the adoption of the new revenue recognition standard, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period.  In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business.
The press release also contains disclosure regarding net debt, defined as total debt net of cash and equivalents. The Company views this measure, when read in conjunction with its comparable GAAP amount, as giving investors a useful tool to assess the financial health and leverage of the Company. Additionally, the Company’s management uses this metric as a measure of the Company’s leverage.
In the three and twelve months ended December 31, 2018, we recognized asset impairment charges of $14.6 and restructuring and other related costs of $3.5 primarily associated with the rationalization of a Food and Beverage segment business. In the three and twelve months ended December 31, 2018 and 2017, we recognized various discrete charges or benefits in our tax provision (benefit) related to changes to existing U.S. tax law that resulted from the enactment of the Tax Cuts and Jobs Act in December 2017. In 2017, we finalized the execution of a multi-year, global realignment plan to transition our organization to an operating structure, improve our competitive position and increase our ability to serve customers ("global realignment program"), pursuant to which we incurred costs in 2017 toward restructuring actions and certain tangible long-lived asset impairments. To aid investors who seek comparability period-to-period, the Company, in the press release incorporated by reference into this Item 2.02, adjusted certain metrics to exclude these and certain other charges (benefits). These metrics include disclosure of:

(i)	adjusted operating income, which is defined as operating income excluding asset impairment charges and certain restructuring and other related charges as described above;

(ii)	EBITDA, which is defined as net income (loss) attributable to SPX FLOW, Inc. excluding income tax provision (benefit), net interest expense, and depreciation and amortization;

(iii)	adjusted EBITDA, which is defined as EBITDA excluding asset impairment charges and certain restructuring and other related charges as described above, and

(iv)
adjusted diluted earnings per share (“EPS”), which is defined as diluted earnings (loss) per share excluding the dilutive EPS effects of asset impairment charges and certain restructuring and other related charges (both net of tax), and discrete tax charges (benefits) primarily related to the effects of the U.S. tax law changes pursuant to the Tax Cuts and Jobs Act and other items, as described above.

The Company views each of the above measures, when read in conjunction with their comparable GAAP number or amount, as giving investors useful tools to assess the health and prospects of the Company. Additionally, the Company’s management uses these adjusted metrics as measures of the Company’s performance.
The press release also contains disclosure regarding free cash flow from operations, defined as net cash from operations reduced by cash paid for capital expenditures. The Company’s management believes that free cash flow from operations is a useful financial measures for investors in evaluating the cash flow performance of multi-industrial companies, since the measure provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. In addition, although the use of free cash flow from operations is limited by the fact that the measure can exclude certain cash items within management’s discretion, free cash flow from operations is a factor used by the Company’s management in internal evaluations of the overall performance of its business.
None of the non-GAAP measures described above is a measure of financial performance under accounting principles generally accepted in the United States (“GAAP”), and such measures should not be considered a substitute for, and should be used in combination with, the GAAP number or amount from which each is reconciled. Non-GAAP measures used by the Company may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers or amounts referred to above, and for the reconciliations of these numbers or amounts from their respective most comparable GAAP measures.
The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued February 5, 2019, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: February 5, 2019	By:	/s/ Jaime M. Easley
Jaime M. Easley
Vice President, Chief Financial Officer and Chief Accounting Officer